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                                                                    EXHIBIT 23.2


                       CONSENT OF KPMG PEAT MARWICK LLP

We consent to the use of our report incorporated herein by reference.


                                                    KPMG Peat Marwick LLP

Los Angeles, California
August 29, 1996